Exhibit 10.2

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT AND LIMITED WAIVER

THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND LIMITED WAIVER (this “Amendment”), effective as of the Effective Date (as defined below), is entered into by and among MAGNUM HUNTER RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), the guarantors party hereto (the “Guarantors”), the Lenders (as hereinafter defined) party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent for the Lenders (the “Administrative Agent”) and as collateral agent for the Lenders (the “Collateral Agent”).

RECITALS

WHEREAS, the Borrower, the lenders party thereto (the “Lenders”), the Administrative Agent and the Collateral Agent entered into that certain Second Lien Credit Agreement dated as of October 22, 2014 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement;

WHEREAS, the Borrower has requested that the Lenders waive compliance with Section 6.02(d) of the Credit Agreement for the period prior to the Effective Date; and

WHEREAS, said parties are willing to so amend subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrower, the Guarantors, the Lenders party hereto, the Administrative Agent and the Collateral Agent agree as follows:

1.                                      Defined Terms.  Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement, as amended by the Amendment.

2.                                      Amendments to Credit Agreement.

(a)                                 Amendment to Section 6.02. The reference in Section 6.02(d) of the Credit Agreement to “90 days” is hereby replaced by a reference to “180 days”.

3.                                      Waiver.          Subject to the terms and conditions set forth herein, the Lenders party hereto hereby waive any Default or Event of Default that existed or may have existed in connection with any failure to comply with Section 6.02(d) of the Credit Agreement prior to the Effective Date (the “Waiver”).  The Waiver is limited to the extent specifically set forth above and no other terms, covenants or provisions of the Credit Agreement or any other Loan Documents are intended to be affected hereby.  The Waiver shall not in any manner create a course of dealing or otherwise impair the future ability of the Administrative Agent or the Lenders to declare a Default or Event of Default under or otherwise enforce the terms of the Credit Agreement or any other Loan Document, with respect to any matter other than those specifically and expressly waived in the Waiver.

4.                                      Ratification.  Each of the Borrower and the Guarantors hereby ratifies all of its respective obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as modified by this Amendment.  Except as provided herein, nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders or the Administrative Agent created by or contained in any of such documents nor is the Borrower nor any Guarantor released from any covenant, warranty or obligation created by or contained herein or therein.

5.                                      Representations and Warranties.  The Borrower and Guarantors hereby represent and warrant to the Administrative Agent and the Lenders that (a) this Amendment has been duly executed and delivered on behalf of the Borrower and Guarantors, (b) this Amendment constitutes a valid and legally binding agreement enforceable against the Borrower and Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof (except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date); provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates, (d) after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement or under any Loan Document as of the Effective Date and (e) the execution, delivery and performance of this Amendment has been duly authorized by the Borrower and Guarantors.

6.                                      Conditions to Effectiveness.  This Amendment shall be effective at such time and upon such date that the following conditions are satisfied:

(a)                                 receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrower, the Guarantors and the Required Lenders;

(b)                                 the Borrower shall have paid a Consent Fee (as defined below) to each Lender that executes this Amendment prior to 12:00 noon, central time, on April 17, 2015, provided that such Lenders collectively constitute the Required Lenders; and

(c)                                  evidence satisfactory to the Administrative Agent that the Borrower, the First Lien Agent and the “Majority Lenders” (as such term is defined in the First Lien Credit Agreement) shall have entered into an amendment in respect of the First Lien Credit Agreement in form and substance reasonably satisfactory to the Administrative Agent;

(the date and time such conditions are satisfied, the “Effective Date”); provided however, that the continuing effectiveness of this Amendment shall be conditioned upon Borrower’s obligation to pay the Consent Fee to each Consenting Lender as required under Section 7.

7.                                      Payment of Amendment Fee.  The Borrower agrees to pay to the Administrative Agent, without duplication of amounts paid pursuant to Section 6(b), for the account of each Lender that executes this Amendment by 12:00 noon, central time, on April 20, 2015 (each a “Consenting Lender”), a non-refundable amendment fee in an amount equal to 0.025% of the aggregate principal amount of each such Lender’s Loans (as in effect immediately prior to giving effect to this Amendment) (the “Consent Fee”), which fee shall be deemed fully earned at such time.

8.                                      Agents. The Lenders party hereto have directed the Administrative Agent and Collateral Agent to join this Amendment as parties and execute this Amendment.

9.                                      Counterparts.  This Amendment may be signed in any number of counterparts, which may be delivered in original, electronic or facsimile form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

10.                               Governing Law.  This Amendment, all Notes, the other Loan Documents and all other documents executed in connection herewith shall be deemed to be contracts and agreements under the laws of the State of New York and of the United States of America and for all purposes shall be construed in accordance with, and governed by, the laws of New York and of the United States.

11.                               Final Agreement of the Parties.  Any previous agreement among the parties with respect to the subject matter hereof is superseded by the Credit Agreement, as modified by this Amendment.  Nothing in this Amendment, express or implied is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Amendment.

12.                               Amendment is a Loan Document; References to Credit Agreement.  This Amendment is a Loan Document, as defined in the Credit Agreement.  All references in the Credit Agreement to “this Agreement” shall mean the Credit Agreement as modified by this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the Effective Date.

BORROWER:

MAGNUM HUNTER RESOURCES CORPORATION,
a Delaware corporation

By:		/s/ Joseph C. Daches
Joseph C. Daches
Chief Financial Officer

GUARANTORS:

MAGNUM HUNTER RESOURCES LP,
a Delaware limited partnership

By:		Magnum Hunter Resources GP, LLC,
its general partner

	By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

MAGNUM HUNTER RESOURCES GP, LLC,
a Delaware limited liability company

By:		/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

TRIAD HUNTER, LLC,
a Delaware limited liability company

By:		/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

[SIGNATURE PAGE TO AMENDMENT (SECOND LIEN)]

MAGNUM HUNTER PRODUCTION INC.,
a Kentucky corporation

By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

NGAS HUNTER, LLC

By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

BAKKEN HUNTER CANADA, INC.,
a corporation existing under the laws of the Province of Alberta

By:	/s/ Joseph C. Daches
Joseph C. Daches
Chief Financial Officer

BAKKEN HUNTER, LLC,
a Delaware limited liability company

By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

MAGNUM HUNTER MARKETING, LLC,
a Delaware limited liability company

By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

[SIGNATURE PAGE TO AMENDMENT (SECOND LIEN)]

VIKING INTERNATIONAL RESOURCES CO., INC.,
a Delaware corporation

By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

SHALE HUNTER, LLC,
a Delaware limited liability company

By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

HUNTER REAL ESTATE, LLC,
a Delaware limited liability company

By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

TRIAD HOLDINGS, LLC,
an Ohio limited liability company

By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

[SIGNATURE PAGE TO AMENDMENT (SECOND LIEN)]

ADMINISTRATIVE AGENT
AND COLLATERAL AGENT:

CREDIT SUISSE AG,
CAYMAN ISLANDS BRANCH

By:	/s/ Nupur Kumar
Name:	NUPUR KUMAR
Title:	AUTHORIZED SIGNATORY

By:	/s/ Karim Rahimtoola
Name:	Karim Rahimtoola
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT (SECOND LIEN)]

ABS Loans 2007 Limited, a subsidiary of Goldman Sachs Institutional Funds II PLC, as a Lender

By:	/s/ Simon Firbank
	Name:	Simon Firbank
	Title:	Authorised Signatory

By:	/s/ Deirdre Fitzpatrick
	Name:	Deirdre Fitzpatrick
	Title:	Authorised Signatory

[SIGNATURE PAGE TO AMENDMENT (SECOND LIEN)]

Advanced Series Trust – AST Goldman Sachs Multi-Asset Portfolio

By: Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal, as a Lender

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

[By:
Name:
Title:]

[SIGNATURE PAGE TO AMENDMENT (SECOND LIEN)]

Tactical Tilt Fund, LLC

by Goldman Sachs Asset Management, L.P. solely as its investment adviser and not as principal, as a Lender

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

[By:
Name:
Title:]

[SIGNATURE PAGE TO AMENDMENT (SECOND LIEN)]

Goldman Sachs Trust – Goldman Sachs Tactical Tilt Implementation Fund

by Goldman Sachs Asset Management, L.P. solely as its investment adviser and not as principal, as a Lender

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

[By:
Name:
Title:]

[SIGNATURE PAGE TO AMENDMENT (SECOND LIEN)]

Energy Investment Opportunities Master Fund LP

By: EIO GP LLC, its General Partner

By: Goldman Sachs Asset Management, L.P., its managing member, as a Lender

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

[By:
Name:
Title:]

[SIGNATURE PAGE TO AMENDMENT (SECOND LIEN)]

The Regents of the University of California

By:Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal, as a Lender

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

[By:
Name:
Title:]

[SIGNATURE PAGE TO AMENDMENT (SECOND LIEN)]

Northrop Grumman Pension Master Trust

by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal, as a Lender

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

[By:
Name:
Title:]

[SIGNATURE PAGE TO AMENDMENT (SECOND LIEN)]

Nomura Multi Managers Fund – Global Bond

by Goldman Sachs Asset Management, L.P. solely as its investment sub-adviser and not as principal, as a Lender

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

[By:
Name:
Title:]

[SIGNATURE PAGE TO AMENDMENT (SECOND LIEN)]

MeadWestvaco Corporation Master Retirement Trust

By:Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal, as a Lender

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

[By:
Name:
Title:]

[SIGNATURE PAGE TO AMENDMENT (SECOND LIEN)]

Lyondell Master Trust

By:Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal, as a Lender

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

[By:
Name:
Title:]

[SIGNATURE PAGE TO AMENDMENT (SECOND LIEN)]

LOCKHEED MARTIN INVESTMENT MANAGEMENT COMPANY for the benefit of Lockheed Martin Corporation Master Retirement Trust by Goldman Sachs Asset Management, L.P. solely as its investment manager and not as principal, as a Lender

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

[By:
Name:
Title:]

[SIGNATURE PAGE TO AMENDMENT (SECOND LIEN)]

Goldman Sachs Variable Insurance Trust on behalf of its series, Goldman Sachs Strategic Income Fund by Goldman Sachs Asset Management, L.P. solely as its investment adviser and not as principal, as a Lender

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

[By:
Name:
Title:]

[SIGNATURE PAGE TO AMENDMENT (SECOND LIEN)]

Goldman Sachs Strategic Income Fund by Goldman Sachs Asset Management, L.P. as investment advisor and not as principal, as a Lender

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

[By:
Name:
Title:]

[SIGNATURE PAGE TO AMENDMENT (SECOND LIEN)]

Goldman Sachs Lux Investment Funds for the benefit of Goldman Sachs High Yield Floating Rate Portfolio (Lux) by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal, as a Lender

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

[By:
Name:
Title:]

[SIGNATURE PAGE TO AMENDMENT (SECOND LIEN)]

Goldman Sachs Trust – Goldman Sachs Income Builder Fund

By: Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal, as a Lender

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

[By:
Name:
Title:]

[SIGNATURE PAGE TO AMENDMENT (SECOND LIEN)]

Goldman Sachs Trust on behalf of the Goldman Sachs High Yield Fund

By: Goldman Sachs Asset Management, L.P. as investment advisor, as a Lender

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

[By:
Name:
Title:]

[SIGNATURE PAGE TO AMENDMENT (SECOND LIEN)]

Goldman Sachs Trust on behalf of the Goldman Sachs High Yield Floating Rate Fund

By: Goldman Sachs Asset Management, L.P. as investment advisor and not as principal, as a Lender

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

[By:
Name:
Title:]

[SIGNATURE PAGE TO AMENDMENT (SECOND LIEN)]

Goldman Sachs Global Opportunities Fund, LLC

By: Goldman Sachs Asset Management, L.P., not in its individual capacity, but solely as investment adviser, as a Lender

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

[By:
Name:
Title:]

[SIGNATURE PAGE TO AMENDMENT (SECOND LIEN)]

Goldman Sachs Global Opportunities Fund Offshore, LTD.

By: Goldman Sachs Asset Management, L.P., not in its individual capacity, but solely as investment adviser, as a Lender

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

[By:
Name:
Title:]

[SIGNATURE PAGE TO AMENDMENT (SECOND LIEN)]

Goldman Sachs Lux Investment Funds for the benefit of Goldman Sachs Global Multi-Sector Credit Portfolio (Lux) by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal, as a Lender

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

[By:
Name:
Title:]

[SIGNATURE PAGE TO AMENDMENT (SECOND LIEN)]

Fire and Police Pension Association of Colorado

by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal, as a Lender

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

[By:
Name:
Title:]

[SIGNATURE PAGE TO AMENDMENT (SECOND LIEN)]

Factory Mutual Insurance Company

By: Goldman Sachs Asset Management, L.P. solely as its investment manager and not as principal, as a Lender

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

[By:
Name:
Title:]

[SIGNATURE PAGE TO AMENDMENT (SECOND LIEN)]

Catholic Health Partners

by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal, as a Lender

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

[By:
Name:
Title:]

[SIGNATURE PAGE TO AMENDMENT (SECOND LIEN)]

Banner Health

by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal, as a Lender

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

[By:
Name:
Title:]

[SIGNATURE PAGE TO AMENDMENT (SECOND LIEN)]

Advanced Series Trust – AST Goldman Sachs Strategic Income Portfolio

by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal, as a Lender

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

[By:
Name:
Title:]

[SIGNATURE PAGE TO AMENDMENT (SECOND LIEN)]

BLT I LLC, as a Lender

By:	/s/ Michael Wotanowski
	Name:	Michael Wotanowski
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT (SECOND LIEN)]

BLT VI LLC, as a Lender

By:	/s/ Michael Wotanowski
	Name:	Michael Wotanowski
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT (SECOND LIEN)]

CREDIT SUISSE LOAN FUNDING LLC, as a Lender

By:	/s/ Michael Wotanowski
	Name:	Michael Wotanowski
	Title:	Authorized Signatory

By:	/s/ Robert Healey
	Name:	Robert Healey
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT (SECOND LIEN)]

HBK MASTER FUND L.P., as a Lender
By: HBK Services LLC, Investment Advisor

By:	/s/ Beauregard A. Fournet
	Name:	Beauregard A. Fournet
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT (SECOND LIEN)]